UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 10, 2014

Southside Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-12247	75-1848732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 S. Beckham, Tyler, Texas	75701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (903) 531-7111

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Southside Bancshares, Inc. (the “Company”) is filing this Amendment No. 1 to amend the Company's Current Report on Form 8-K filed on February 10, 2014 (the “Original Form 8-K”) in order to correct certain errors in the press release issued by the Company on February 10, 2014 and attached to the Original Form 8-K as Exhibit 99.1 announcing financial results for the three months and year ended December 31, 2013 (the “Original Press Release”).

Subsequent to year end, the Company disposed of repossessed assets held at year end. The proceeds received were less than the amount originally recorded at December 31, 2013 and reflected in the Original Press Release. The Company has recorded the additional losses in its financial statements for the three months and year ended December 31, 2013, resulting in a decrease in net income from the amounts previously reported of $732,000, net of income tax, for both such periods. As a result, for the three months and year ended December 31, 2013, the Company had earnings of $12.2 million and $41.2 million, respectively, reflecting increases of 48.3% and 18.7%, respectively, compared to the three months and year ended December 31, 2012. In addition, diluted earnings per common share for the three months and year ended December 31, 2013 were $0.68 and $2.30, respectively, reflecting increases of 51.1% and 20.4%, respectively, compared to the 2012 periods.

A copy of the corrected press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference. The corrected press release includes information regarding interest income on a taxable equivalent basis or FTE. FTE is a non-GAAP performance measure used by management in operating the business which management believes provides investors with a more accurate picture of the interest yield, spread and margin for comparative purposes.

The information in this Current Report on Form 8-K/A, including the attached exhibit, is being furnished as provided in General Instruction B.2 to Form 8-K, to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore the information contained in this Current Report on Form 8-K/A shall not be deemed to be incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(D)	Exhibits. The following materials are furnished as exhibits to this Current Report on Form 8-K/A:

Exhibit Number	Description of Exhibit

99.1	Corrected Press release dated February 27, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: February 27, 2014	By:	/s/ Lee R. Gibson
Lee R. Gibson, CPA
Senior Executive Vice President and Chief Financial Officer